UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Mind Medicine (MindMed) Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 2, 2023, Mind Medicine (MindMed) Inc. (the “Company” or “MindMed”) posted the following on Reddit, Twitter and LinkedIn in connection with the Company’s 2023 Annual General Meeting of Shareholders:

Reddit

Title: Press Release: MindMed Sends Letter to Shareholders Highlighting Company’s Significant Momentum and Value-Enhancing Strategy

Text: Today, MindMed ($MNMD $MMED €MMQ) sent a letter to shareholders highlighting our significant momentum and value-enhancing strategy.

In the letter, we stress the importance of voting for our nominees at our upcoming Annual Meeting to build on the significant progress we have made under the current Board. We are working hard to achieve our mission of delivering on the therapeutic potential of psychedelics and other novel candidates to address the significant unmet need in brain health disorders.

To read the letter, and to learn more about why shareholders should vote on the WHITE Proxy Card for ALL Six of MindMed’s nominees on June 15, 2023, please visit: www.protectmindmed.com

Twitter

$MNMD Today, MindMed sent a letter to shareholders highlighting the Company’s value-enhancing strategy & underscoring the importance of voting for our nominees at this year’s Annual Meeting. Read the letter and find important materials here: protectmindmed.com

LinkedIn

Today, MindMed sent a letter to shareholders highlighting the Company’s significant momentum & value-enhancing strategy. In the letter, we stress the importance of voting for our nominees at our upcoming Annual Meeting to build on the significant progress we have made under the current Board.

To read the letter, and to learn more about why shareholders should vote on the WHITE Proxy Card for ALL Six of MindMed’s nominees on June 15, 2023, please visit: https://lnkd.in/eZ5Smrze

Legal Disclaimer: https://lnkd.in/eRcnjWW3

Cautionary Notes and Forward-Looking Statements

Certain statements in the above materials related to the Company constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Undue reliance should not be placed on forward-looking information, which are inherently uncertain, are based on estimates and assumptions, and are subject to known and unknown risks and uncertainties (both general and specific) that contribute to the possibility that the future events or circumstances contemplated by the forward-looking statements will not occur. There can be no assurance that the plans, intentions or expectations upon which forward-looking statements are based will in fact be realized. Forward-looking information in the above materials includes, but is not limited to, statements regarding the potential benefits and development of the Company’s product candidates, trials, studies and programs; the strengths and benefits of the Company’s strategic plan; the Company’s business plans and objectives; the ability of MindMed to achieve success consistent with management’s expectations; and the expected impact and results of the Company’s corporate governance practices, including of the Company Board’s director nominees.

Forward-looking information is based on the opinions and estimates of management of the Company at the date the statements are made, as well as a number of assumptions made by, and information currently available to, the Company concerning, among other things, anticipated performance of its product candidates and programs, business prospects, strategies, regulatory developments, the development of its product candidates into effective products, the ability to produce products if approved, the approval by regulators of any products that are developed, and the non-occurrence of the risks and uncertainties outlined below or other significant events occurring outside of MindMed’s normal course of business. Although management of the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking information, including history of negative cash flows;

limited operating history; incurrence of future losses; availability of additional capital; changes in market conditions; lack of product revenue; compliance with laws and regulations; changes in government policy; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in the above materials as a result of new information, future events, changes in expectations or otherwise.

Additional Information and Where to Find It

MindMed has filed with the SEC and Canadian securities regulatory authorities on May 1, 2023 a definitive proxy statement on Schedule 14A (the “proxy statement”), containing a form of WHITE universal proxy card, with respect to its solicitation of proxies for the annual general meeting of shareholders of MindMed on June 15, 2023 (the “Annual Meeting”). Details concerning the nominees of MindMed’s Board for election at MindMed’s Annual Meeting are included in the proxy statement. The above materials are not a substitute for the proxy statement or other document that MindMed has filed or may file with the SEC and Canadian securities regulatory authorities in connection with any solicitation by MindMed.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD) FILED BY MINDMED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDMED AND ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC and Canadian securities regulatory authorities by MindMed free of charge through the website maintained by the SEC at www.sec.gov or through the Company’s profile on SEDAR at www.sedar.com. Copies of the documents filed by MindMed are also available free of charge by accessing MindMed’s website at www.mindmed.co.

Participants in the Solicitation

The above materials are neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC and Canadian securities regulatory authorities. Nonetheless, MindMed, its directors and executive officers and other members of management and employees may be deemed under U.S. securities laws and Canadian securities laws to be participants in the solicitation of proxies with respect to a solicitation by MindMed. Information about MindMed’s executive officers and directors and other participants in the solicitation, including their respective interests, by security holders or otherwise, is available in the proxy statement. To the extent holdings of MindMed securities reported in the proxy statement for the Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC and if applicable, on the System for Electronic Disclosure by Insiders (SEDI) in accordance with insider reporting requirements of Canadian securities laws. These documents are or will be available free of charge at the SEC’s website at www.sec.gov and either through the Company’s profile on SEDAR at www.sedar.com or updated filings on SEDI at www.sedi.ca.